UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 12, 2005


                             PACIFIC CAPITAL BANCORP
             (Exact name of registrant as specified in its charter)


          California                   0-11113                 95-3673456
------------------------------  ------------------------  --------------------
 (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
       of incorporation)                                   Identification No.)


                  1021 Anacapa Street, Santa Barbara, CA 93101
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (805) 564-6298
                                                           --------------


-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

On July 12, 2005, Pacific Capital Bancorp, Santa Barbara, California (the "Company"), received approval from the Office of the Comptroller of the Currency (the "OCC") for the merger of First Bank of San Luis Obispo, a wholly owned subsidiary of First Bancshares, Inc. with and into Pacific Capital Bank, National Association, a wholly owned subsidiary of the Company. On July 14, 2005, the Company issued a press release announcing the receipt of the OCC approval. A copy of the press release is furnished to the SEC as Exhibit 99.1 to this Current Report on Form 8-K. As announced February 28, 2005, the Company and First Bancshares entered into an Agreement and Plan of Reorganization (the "Agreement") that provided for the acquisition of First Bancshares by the Company.

The press release also announced that other necessary regulatory approvals for the acquisition had been received from the Board of Governors of the Federal Reserve System and the California Department of Financial Institutions.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

                  Not Applicable.

         (b) Pro Forma Financial Information.

                  Not Applicable.

(c) Exhibits.

                  The following exhibit is furnished in accordance with Item 601 of Regulation S-K.

Exhibit Number             Description of Exhibit
---------------            ----------------------
99.1                       Pacific Capital Bancorp press release dated July 14,
                           2005, with respect to regulatory approval received from the Office of the Comptroller of the Currency for the merger of First Bank of San Luis Obispo with and into Pacific Capital Bank, National Association and the receipt of other necessary regulatory approvals for the acquisition from the Board of Governors of the Federal Reserve System and the California Department of Financial Institutions.


                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        PACIFIC CAPITAL BANCORP

Date:  July 14, 2005                    /s/ Donald Lafler
                                        ----------------------------
                                        Donald Lafler
                                        Executive Vice President and
                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Description of Exhibit
---------------            ----------------------
99.1                       Pacific Capital Bancorp press release dated July 14,
                           2005, with respect to regulatory approval received from the Office of the Comptroller of the Currency for the merger of First Bank of San Luis Obispo with and into Pacific Capital Bank, National Association and the receipt of other necessary regulatory approvals for the acquisition from the Board of Governors of the Federal Reserve System and the California Department of Financial Institutions.